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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number       811-07677

Profit Funds Investment Trust

(Exact name of registrant as specified in charter)

8401 Colesville Road, Suite 320 Silver Spring, Maryland	20910
(Address of principal executive offices)	(Zip code)

Eugene A. Profit

Profit Investment Management        8401 Colesville Road          Silver Spring, MD 20910

(Name and address of agent for service)

Registrant's telephone number, including area code:  (301) 650-0059

Date of fiscal year end:         September 30, 2010

Date of reporting period:       March 31, 2010

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

THE PROFIT FUND

Semi-Annual Report

March 31, 2010
(Unaudited)

THE PROFIT FUND
LETTER TO SHAREHOLDERS

May 6, 2010

Dear Profit Fund Shareholder,

During the six months ended March 31, 2010, the total return of The Profit Fund (the “Fund”) was 12.06%, while the S&P 500 Index (the “Index”) appreciated 11.75%. The graphic and table below show the historical performance (in percentage terms) of the Fund and the Index over each fiscal year ended September 30 since 1998.

The Profit Fund vs. The S&P 500 Index
(Total Returns for Fiscal Years Ended September 30)

	1998	1999	2000	2001	2002	2003	2004	2005	2006	2007	2008	2009
S&P 500 Index	9.57%	27.80%	13.28%	-26.62%	-20.49%	24.40%	13.87%	12.25%	10.79%	16.44%	-21.98%	-6.91%
The Profit Fund	-0.57%	42.52%	26.14%	-31.37%	-17.59%	30.04%	14.28%	9.82%	7.10%	16.92%	-20.12%	-0.29%

Market Review:

When viewing the economic data and daily stock market gyrations, the market consensus opinion of a solid economic rebound and continued market gains are in contrast to the views held by the investment team at Profit Investment Management. We believe the stock market is overvalued, and sentiment is over-bullish.

Some market data that we’ve been ruminating on lately:

-
The inventory cycle and increased restocking has added to organic growth. Nearly 70% of revised Q4’09 GDP growth was due to the inventory cycle. Unfortunately, this effect is usually short lived. Going forward, we expect further increases in production will depend on increases in consumption or exports.

-
Consumer spending is higher in the face of flattish income growth. Personal Consumption Expenditures have been positive since Q3’09. However, the savings rate has slipped to 3.1% from 4.7% as of the end of last year. Personal Income Growth was 0% in February 2010. One wonders how much longer consumers can dip into savings to pay for purchases.

-
The continued divergence between nonfarm payrolls and the ADP count makes us wonder who to believe. The ADP jobs count showing that private payrolls fell 23,000 in March is at odds with the Bureau of Labor Statistics, which claimed that private payrolls increased by 123,000. If both surveys were moving in the same direction we would be incrementally more positive on the employment outlook.

-
There is a widely held belief that the federal government can be expected to fix all the problems in the economy without any repercussions. This view is understandable considering that large financial institutions and certain auto companies were bailed out despite the U.S. running a record $1.5 trillion deficit. Going forward, the bond market may not continue to cooperate.

After a 70% plus rally that was largely fueled by unprecedented government intervention, the excitement that is pervasive in the stock market gives us much concern. The tendency for the market to reach marginal new highs in the face of positive economic data points to a market that is losing momentum and has likely fully factored in the latest evidence of growth. If signs of economic stabilization do not turn into full fledged growth, we believe the market will be disappointed.

Fund Performance:

The Fund outperformed the Index during the first half of fiscal year 2010 primarily due to positions in the Information Technology and Financials sectors. It is our belief that much of the growth in the market will come from the Information Technology sector. Therefore, we continued to maintain a significant overweight in the sector. This allocation decision proved to be accretive, adding 0.30% to the portfolio’s performance relative to the Index. Within the Information Technology sector, Akamai Technologies, Inc. and Apple, Inc. were the largest contributors, appreciating 59.7% and 26.7%, respectively. Over the last six months, Akamai has delivered two very strong earnings reports and benefitted from a tremendous amount of positive news. Pricing improved considerably throughout the fourth quarter due to strong demand from multiple end markets.

Apple is firing on all cylinders. During the holiday shopping season stores were packed with consumers in search of Apple products. The strength continued into the New Year as international demand for the iPod appeared very strong. The company continues to innovate and is benefitting from the very successful launch of the iPad during the first quarter of this year. Apple was proud to announce that it sold one million iPad’s in 28 days, while it took the iPhone 74 days.

Given our concerns about the economy in general and the housing market in particular, we took a more defensive posture by overweighting the Health Care sector and underweighting the Financials sector. The underweight in Financials as well as our individual stock selections worked to our advantage.

In Financials, our selections outperformed the Index by more than 3.5%. Much of the out performance came from holding AFLAC, Inc. and Berkshire Hathaway, Inc., which appreciated 28.6% and 20.6%, respectively. Investors have been concerned about AFLAC’s ongoing insurance sales efforts and the impact of poor economic conditions in the U.S. on supplemental insurance sales. In Japan, AFLAC introduced a product change and increased distribution in the bank channel to increase consumer demand. AFLAC’s strong brand reputation and revised product suite in Japan continued to push the stock higher in the beginning of the year.

Berkshire’s shares were flattish from November to mid-January as investors were concerned about a fully valued stock and Berkshire’s reduced reinsurance businesses. Also, concerns about general economic weakness reduced investor sentiment surrounding Berkshire’s non-insurance subsidiaries. In February, BRK.B was added to the Index replacing Burlington Northern Santa Fe Railway, which Berkshire acquired. As economic data began to indicate that the U.S. was stabilizing there was rising investor interest in Berkshire.

We have been increasing our weighting in Health Care because we believe this sector will experience above average growth as a result of the boost in the demand for Health Care driven by the increased availability of insurance and the aging U.S. population. While Health Care stocks in the Index appreciated 12.6%, our Health Care stocks appreciated only 9.9%. Our brief encounter with GlaxoSmithKline PLC as a holding in the Fund, and our overweight in Amgen, were the most significant detractors from our performance. Amgen has continued to struggle as a result of issues with Aranesp. The shortfall in Aranesp sales are slowly being replaced by Amgen’s other drugs, but not as quickly as expected. The company has also had some hiccups in getting approval of Prolia (bone-loss treatment drug). While the FDA’s request for additional information has generated concerns about the rest of the company’s bone loss drugs, we remain optimistic that these near term issues will be resolved shortly.

Our Consumer Discretionary holdings appreciated almost 17%. Unfortunately, the Consumer Discretionary stocks in the Index appreciated by more than 20%. Our selections lagged as a result of a 9.9% decline in our GameStop shares. In the beginning of December, the stock declined as a result of the announcement that Wal-Mart would be aggressively discounting select video game titles throughout the holiday season. The vast majorities of these titles were long past their release date or had underperformed the retailer’s expectations. GameStop fell further in January due to the less than stellar same store sales report for the holiday season and a lowering of fourth quarter earning projections. The miss was attributed to weak economic trends, bad weather and product shortages. Additionally, the more promotional environment continued to have a negative impact on results. More recently, the stock has recovered from the sell off due to a reversal in business fundamentals.

Purchases and Sales:

Purchases:

In general, the purchases were designed to add growth to the portfolio. Despite our concerns about the poor macro-economic outlook, we became somewhat less defensive during the course of the last six months in order to ensure that the portfolio keeps up with the rising market.

•
Abbott Laboratories: We initiated our position in Abbott Laboratories to benefit from the company’s recent strategic acquisitions, which should enhance the company’s long term growth outlook by strengthening top line growth and expanding margins.

•	Express Scripts: We initiated a position in Express Scripts because we believe the company will benefit from the Health Care legislation.

•
GameStop Stores: We initiated the position when the stock became cheap relative to its earnings growth potential in 2010. In our opinion, the Street was overly focused on longer term concerns that would not impact earnings growth in 2010. Additionally, GameStop had a significant amount of cash on the balance sheet that could be used for share repurchases

•
Marathon Oil: The least expensive major integrated oil company. Due to its significant refining operations, the stock hasn’t experienced a meaningful move in nearly a year. As economic conditions stabilize, refiners should be able to expand margins and we believe Marathon Oil’s valuation discount should generate a better risk adjusted return relative to its peers.

•	GlaxoSmithKline PLC: We initiated a position in GlaxoSmithKline to benefit from the growing demand for the vaccine for the H1N1 virus along with a foreign exchange tailwind.

•
Research in Motion: The Street has been concerned about Research in Motion as a result of the competitive products on the market from Apple, Palm and other smartphone makers. In our view, Research in Motion is a best in class smartphone maker, especially for corporate use. Therefore, we expect them to remain the leader as the market opportunity continues to grow.

Sales:

•	Staples, Inc.: We sold the stock after a disappointing earnings report in the first quarter. Staples, Inc. is heavily investing in its business, which will likely limit the upside in the near term.

•
GlaxoSmithKline PLC: We sold the stock upon the realization that the demand for the H1N1 vaccine was below previous expectations, as well as the FDA’s proposed label changes for the company’s asthma medication.

•	Danaher: We sold Danaher because it reached our price target and we do not expect the Industrials sector to lead the market growth in the upcoming year.

•	General Dynamics: We sold this stock because we are anticipating an overall decline in defense spending over the next few years.

•	Illinois Tool Works: We sold the stock after it reached our price target.

•	NVIDIA: We sold NVIDIA as the company had a marvelous few quarters and reached our price target.

Outlook:

As we stated earlier, the investment outlook for 2010 is mixed with conflicting economic data and market valuations above historical averages. The “easy money” bets on blue chip names that were trading as if they were about to go out of business will not likely again be seen by investors. Just the same, the real panic and fear in the markets is behind us and not likely to return in the coming year. Our defensive stance may cause us to lag benchmarks in the short term as valuations continue to reach frothy levels. However, we believe that in the current market uncertainty investors are better served by owning a diversified portfolio of well managed, cash flow positive, unlevered companies trading at a “cheap” relative value.

We would like to take this opportunity to express our sincere appreciation to our valued and growing family of shareholders for entrusting your assets to our care and your continued belief in The Profit Fund investment style. We look forward to serving your investment needs for many years to come.

Eugene Profit
President/Portfolio Manager

Past performance is not predictive of future performance. Investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Performance data current to the most recent month-end, are available by calling 1-888-744-2337.

An investor should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. The Fund’s prospectus contains this and other important information. To obtain a copy of the Fund’s prospectus please call 1-888-744-2337 and a copy will be sent to you free of charge or visit the Fund’s website at www.profitfunds.com. Please read the prospectus carefully before you invest. The Profit Fund is distributed by Ultimus Fund Distributors, LLC.

The Letter to Shareholders seeks to describe some of the Adviser’s current opinions and views of the financial markets. Although the Adviser believes it has a reasonable basis for any opinions or views expressed, actual results may differ, sometimes significantly so, from those expected or expressed.

THE PROFIT FUND

 The Profit Fund vs S&P 500 Index
Sector Diversification
As of March 31, 2010
(Unaudited)

Top Ten Holdings
March 31, 2010
(Unaudited)

Security Description	% of Net Assets
Apple, Inc.	4.3%
Citrix Systems, Inc.	3.5%
EMC Corp.	3.2%
United Technologies Corp.	3.0%
Cisco Systems, Inc.	2.9%
Walt Disney Co. (The)	2.9%
United Parcel Service, Inc. - Class B	2.9%
QUALCOMM, Inc.	2.7%
Intel Corp.	2.7%
Coca-Cola Co. (The)	2.3%

THE PROFIT FUND
SCHEDULE OF INVESTMENTS March 31, 2010 (Unaudited)

Shares	Common Stocks — 94.5%	Value
	Consumer Discretionary — 7.6%
	Hotels, Restaurants & Leisure — 1.6%
4,120	Yum! Brands, Inc.	$157,920

	Media — 2.9%
8,217	Walt Disney Co. (The)	286,855

	Specialty Retail — 3.1%
4,590	GameStop Corp. - Class A (a)	100,567
6,490	Home Depot, Inc.	209,952
		310,519
	Consumer Staples — 8.0%
	Beverages — 4.3%
4,155	Coca-Cola Co. (The)	228,525
2,977	PepsiCo, Inc.	196,958
		425,483
	Food & Staples Retailing — 3.7%
2,210	Costco Wholesale Corp.	131,959
4,102	Wal-Mart Stores, Inc.	228,071
		360,030
	Energy — 8.3%
	Energy Equipment & Services — 2.1%
2,376	Transocean Ltd. (a)	205,239

	Oil, Gas & Consumable Fuels — 6.2%
20,625	El Paso Corp.	223,575
5,880	Marathon Oil Corp.	186,043
4,340	XTO Energy, Inc.	204,761
		614,379
	Financials — 8.2%
	Capital Markets — 3.6%
2,009	Franklin Resources, Inc.	222,798
767	Goldman Sachs Group, Inc. (The)	130,873
		353,671
	Diversified Financial Services — 1.6%
3,584	JPMorgan Chase & Co.	160,384

	Insurance — 3.0%
3,200	AFLAC, Inc.	173,728
1	Berkshire Hathaway, Inc. - Class A (a)	121,800
		295,528

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 94.5% (Continued)	Value
	Health Care — 17.5%
	Biotechnology — 5.6%
3,069	Amgen, Inc. (a)	$183,403
3,573	Celgene Corp. (a)	221,383
3,254	Gilead Sciences, Inc. (a)	147,992
		552,778
	Health Care Equipment & Supplies — 4.2%
10,482	Hologic, Inc. (a)	194,336
4,975	Medtronic, Inc.	224,024
		418,360
	Health Care Providers & Services — 4.9%
1,620	Express Scripts, Inc. (a)	164,851
3,246	Quest Diagnostics, Inc.	189,209
2,070	WellPoint, Inc. (a)	133,267
		487,327
	Pharmaceuticals — 2.8%
2,300	Abbot Laboratories	121,164
2,334	Johnson & Johnson	152,177
		273,341
	Industrials — 9.1%
	Aerospace & Defense — 5.1%
3,325	Rockwell Collins, Inc.	208,112
3,995	United Technologies Corp.	294,072
		502,184
	Air Freight & Logistics — 2.9%
4,400	United Parcel Service, Inc. - Class B	283,404

	Industrial Conglomerates — 1.1%
6,173	General Electric Co.	112,349

	Information Technology — 32.3%
	Communications Equipment — 7.1%
11,103	Cisco Systems, Inc. (a)	289,011
6,392	QUALCOMM, Inc.	268,400
1,900	Research In Motion Ltd. (a)	140,505
		697,916
	Computers & Peripherals — 11.3%
1,792	Apple, Inc. (a)	420,995
17,276	EMC Corp. (a)	311,659
2,910	Hewlett-Packard Co.	154,666
5,730	Western Digital Corp. (a)	223,413
		1,110,733

THE PROFIT FUND
SCHEDULE OF INVESTMENTS (Continued)

Shares	Common Stocks — 94.5% (Continued)	Value
	Information Technology — 32.3% (Continued)
	Internet Software & Services — 4.4%
6,625	Akamai Technologies, Inc. (a)	$208,091
400	Google, Inc. - Class A (a)	226,804
		434,895
	IT Services — 1.4%
1,520	Visa, Inc. - Class A Shares	138,366

	Semiconductors & Semiconductor Equipment — 2.7%
11,845	Intel Corp.	263,670

	Software — 5.4%
5,102	Adobe Systems, Inc. (a)	180,458
7,325	Citrix Systems, Inc. (a)	347,718
		528,176
	Telecommunication Services — 3.5%
	Diversified Telecommunication Services — 3.5%
5,776	AT&T, Inc.	149,252
6,463	Verizon Communications, Inc.	200,482
		349,734

	Total Common Stocks (Cost $7,801,101)	$9,323,241

Shares	Money Market Funds — 1.3%	Value
64,973	Evergreen Institutional Money Market Fund, 0.01% (b)	$64,973
64,972	Fidelity Institutional Government Portfolio, 0.04% (b)	64,972
	Total Money Market Funds (Cost $129,945)	$129,945

	Total Investment Securities at Value — 95.8%
	(Cost $7,931,046)	$9,453,186

	Other Assets in Excess of Liabilities — 4.2%	415,403

	Net Assets — 100.0%	$9,868,589

(a)	Non-income producing security.

(b)	Variable rate security. The rate shown is the 7-day effective yield as of March 31, 2010.

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF ASSETS AND LIABILITIES March 31, 2010 (Unaudited)

ASSETS
Investments in securities:
At acquisition cost	$7,931,046
At value (Note 2)	$9,453,186
Receivable for capital shares sold	407,830
Dividends receivable	6,999
Receivable from Adviser (Note 4)	8,735
Other assets	18,972
TOTAL ASSETS	$9,895,722

LIABILITIES
Payable to administrator (Note 4)	6,000
Accrued distribution fees (Note 4)	640
Other accrued expenses	20,493
TOTAL LIABILITIES	27,133

NET ASSETS	$9,868,589

Net assets consist of:
Paid-in capital	$8,823,473
Accumulated net investment loss	(14,443)
Accumulated net realized losses from security transactions	(462,581)
Net unrealized appreciation on investments	1,522,140
Net assets	$9,868,589

Shares of beneficial interest outstanding (unlimited number of shares authorized, no par value)	568,259

Net asset value, offering price, and redemption price per share	$17.37

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENT OF OPERATIONS For the Six Months Ended March 31, 2010 (Unaudited)

INVESTMENT INCOME
Dividends	$65,765

EXPENSES
Investment advisory fees (Note 4)	34,375
Professional fees	24,425
Accounting services fees (Note 4)	15,000
Administration fees (Note 4)	12,000
Transfer agent fees (Note 4)	9,000
Registration fees	7,231
Insurance expense	6,382
Distribution expense (Note 4)	5,726
Postage and supplies	4,601
Reports to shareholders	4,385
Custodian and bank service fees	2,883
Trustees’ fees	1,000
Other expenses	8,529
TOTAL EXPENSES	135,537
Less fee waivers and expense reimbursements by the Adviser (Note 4)	(55,329)
NET EXPENSES	80,208

NET INVESTMENT LOSS	(14,443)

REALIZED AND UNREALIZED GAINS ON INVESTMENTS
Net realized gains from security transactions	137,184
Net change in unrealized appreciation (depreciation) on investments	916,859

NET REALIZED AND UNREALIZED GAINS ON INVESTMENTS	1,054,043

NET INCREASE IN NET ASSETS FROM OPERATIONS	$1,039,600

See accompanying notes to financial statements.

THE PROFIT FUND
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2010 (Unaudited)	Year Ended September 30, 2009
FROM OPERATIONS
Net investment loss	$(14,443)	$(9,906)
Net realized gains (losses) from security transactions	137,184	(599,766)
Net change in unrealized appreciation (depreciation) on investments	916,859	584,936
Net increase (decrease) in net assets from operations	1,039,600	(24,736)

DISTRIBUTIONS TO SHAREHOLDERS
From net realized gains from security transactions	—	(248,753)

FROM CAPITAL SHARE TRANSACTIONS
Proceeds from shares sold	759,788	1,624,339
Reinvestment of distributions to shareholders	—	247,875
Payments for shares redeemed	(812,584)	(1,158,190)
Net increase (decrease) in net assets from capital share transactions	(52,796)	714,024

TOTAL INCREASE IN NET ASSETS	986,804	440,535

NET ASSETS
Beginning of period	8,881,785	8,441,250
End of period	$9,868,589	$8,881,785

ACCUMULATED NET INVESTMENT LOSS	$(14,443)	$—

CAPITAL SHARE ACTIVITY
Shares sold	45,084	122,833
Shares issued in reinvestment of distributions to shareholders	—	20,022
Shares redeemed	(49,947)	(91,470)
Net increase (decrease) in shares outstanding	(4,863)	51,385
Shares outstanding, beginning of period	573,122	521,737
Shares outstanding, end of period	568,259	573,122

See accompanying notes to financial statements.

THE PROFIT FUND
FINANCIAL HIGHLIGHTS

Per share data for a share outstanding throughout each period:
	Six Months Ended March 31, 2010 (Unaudited)		Year Ended Sept. 30, 2009	Year Ended Sept. 30, 2008	Year Ended Sept. 30, 2007	Year Ended Sept. 30, 2006	Year Ended Sept. 30, 2005
Net asset value at beginning of period	$15.50		$16.18	$22.86	$20.19	$19.34	$17.61

Income (loss) from investment operations:
Net investment loss	(0.03)		(0.02)	(0.09)	(0.17)	(0.29)	(0.15)
Net realized and unrealized gains (losses) on investments	1.90		(0.15)	(4.04)	3.51	1.64	1.88
Total from investment operations	1.87		(0.17)	(4.13)	3.34	1.35	1.73

Less distributions:
From net realized gains from security transactions	—		(0.51)	(2.55)	(0.67)	(0.50)	—

Net asset value at end of period	$17.37		$15.50	$16.18	$22.86	$20.19	$19.34

Total return (a)	12.06%	(b)	(0.29% )	(20.12% )	16.92%	7.10%	9.82%

Net assets at end of period (000’s)	$9,869		$8,882	$8,441	$11,514	$10,941	$11,655

Ratio of net expenses to average net assets (c)	1.75%	(d)	1.75%	1.75%	1.85%	2.45%	2.45%

Ratio of net investment loss to average net assets	(0.31%	)(d)	(0.14% )	(0.48% )	(0.77% )	(1.41% )	(0.77%	)

Portfolio turnover rate	14%	(b)	31%	40%	39%	32%	65%

(a)
Total return is a measure of the change in value of an investment in the Fund over the periods covered, which assumes any dividends or capital gains distributions are reinvested in shares of the Fund. Returns shown do not reflect the deduction of taxes a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b)	Not annualized.

(c)
Absent fee waivers and/or expense reimbursements by the Adviser, the ratios of expenses to average net assets would have been 2.96%(d), 3.53%, 3.34%, 3.18%, 3.23% and 3.37% for the periods ended March 31, 2010, September 30, 2009, 2008, 2007, 2006 and 2005, respectively (Note 4).

(d)	Annualized.

See accompanying notes to financial statements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS March 31, 2010 (Unaudited)

1. Organization

The Profit Fund (the “Fund”) is a diversified series of Profit Funds Investment Trust (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940. The Trust was organized as a Massachusetts business trust on June 14, 1996. The public offering of shares of the Fund commenced on November 15, 1996.

The Fund seeks to provide investors with high long-term total return, consistent with the preservation of capital and maintenance of liquidity. Dividend income is only an incidental consideration to the Fund’s investment objective.

2. Significant Accounting Policies

The following is a summary of the Fund’s significant accounting policies:

Securities valuation — The Fund’s portfolio securities are valued as of the close of business of the regular session of trading on the New York Stock Exchange (normally 4:00 p.m., Eastern time). Securities which are traded on stock exchanges are valued at the closing price on the day the securities are being valued, or, if not traded on a particular day, at the closing bid price. Securities quoted by NASDAQ are valued at the NASDAQ Official Closing Price. Securities traded in the over-the-counter market are valued at the last sale price, if available, otherwise, at the last quoted bid price. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Securities and other assets for which market quotations are not readily available or are considered to be unreliable due to significant market or other events are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees. Factors in determining portfolio investments subject to fair value determination include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; infrequency of sales; the thinness of the market; the size of reported trades; a temporary lapse in the provision of prices by any reliable pricing source; and actions of the securities or future markets, such as the suspension or limitation of trading. Short-term instruments (those with remaining maturities of 60 days or less) may be valued at amortized cost, which approximates market value.

Accounting principles generally accepted in the United States (“GAAP”) establish a single authoritative definition of fair value, set out a framework for measuring fair value and require additional disclosures about fair value measurements.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

•	Level 1 – quoted prices in active markets for identical securities
•	Level 2 – other significant observable inputs
•	Level 3 – significant unobservable inputs

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments by security type as of March 31, 2010:

	Level 1	Level 2	Level 3	Total
Common Stocks	$9,323,241	$—	$—	$9,323,241
Money Market Funds	—	129,945	—	129,945
Total	$9,323,241	$129,945	$—	$9,453,186

Refer to the Fund’s Schedule of Investments for a listing of the common stocks valued using Level 1 inputs by industry type.

Share valuation — The net asset value per share of the Fund is calculated daily by dividing the total value of the Fund’s assets, less liabilities, by the number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share of the Fund is equal to the net asset value per share.

Investment income — Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

Security transactions — Security transactions are accounted for on the trade date. Gains and losses on securities sold are determined on a specific identification basis.

Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. There were no distributions paid during the six months ended March 31, 2010. The tax character of distributions paid during the year ended September 30, 2009 was long-term capital gains.

Contingencies and commitments — The Fund indemnifies the Trust’s officers and Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

Estimates — The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Federal income tax — It is the Fund’s policy to comply with the special provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years.

The following information is computed on a tax basis as of March 31, 2010:

Cost of portfolio investments	$7,931,046
Gross unrealized appreciation	1,870,686
Gross unrealized depreciation	(348,546)
Net unrealized appreciation	$1,522,140
Accumulated ordinary losses	(14,443)
Capital loss carryforwards	(266,605)
Post-October losses	(333,160)
Other gains	137,184
Accumulated earnings	$1,045,116

As of September 30, 2009, the Fund had a capital loss carryforward for federal income tax purposes of $266,605, which expires on September 30, 2017. In addition, the Fund had net realized capital losses of $333,160 during the period November 1, 2008 through September 30, 2009, which are treated for federal income tax purposes as arising during the Fund’s tax year ending September 30, 2010. The capital loss carryforward and “post-October” losses may be utilized in the current and future years to offset net realized capital gains, if any, prior to distributing such gains to shareholders.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

The Fund recognizes the tax benefits or expenses of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has reviewed the Fund’s tax positions taken on Federal income tax returns for all open tax years (tax years ended September 30, 2007 through September 30, 2009) and concluded that no provision for unrecognized tax benefits or expenses is required in these financial statements.

3. Investment Transactions

During the six months ended March 31, 2010, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments and U.S. government securities, totaled $1,192,157 and $1,434,591, respectively.

4. Transactions with Affiliates

The President of the Trust is also the President of Profit Investment Management, LLC (the “Adviser”). Certain other officers of the Trust are also officers of the Adviser, or of Ultimus Fund Solutions, LLC (“Ultimus”), the administrative services agent, shareholder servicing and transfer agent, and accounting services agent for the Trust, or of Ultimus Fund Distributors, LLC (the “Distributor”), the principal underwriter and exclusive agent for the distribution of shares of the Fund.

The Fund pays each Trustee who is not affiliated with the Adviser a per meeting fee of $250. Trustees who are affiliated with the Adviser do not receive compensation.

MANAGEMENT AGREEMENT
The Fund’s investments are managed by the Adviser pursuant to the terms of a Management Agreement. The Fund pays the Adviser an investment advisory fee, computed and accrued daily and paid monthly, at an annual rate of 0.75% of the Fund’s average daily net assets.

The Adviser has contractually agreed, until at least February 1, 2011, to waive its advisory fees and, if necessary, reimburse a portion of the Fund’s operating expenses so that the Fund’s ordinary operating expenses do not exceed 1.75% per annum of the Fund’s average daily net assets (the “Expense Cap”). As a result of the Expense Cap, the Adviser waived all of its investment advisory fees in the amount of $34,375 and reimbursed other Fund operating expenses totaling $20,954 during the six months ended March 31, 2010.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

ADMINISTRATION AGREEMENT
Under the terms of an Administration Agreement, Ultimus supplies executive, administrative and regulatory services for the Fund. Ultimus supervises the preparation of tax returns, reports to shareholders of the Fund, reports to and filings with the Securities and Exchange Commission (“SEC”) and state securities commissions and materials for meetings of the Board of Trustees. For these services, Ultimus receives a monthly fee at an annual rate of 0.15% of the Fund’s average daily net assets up to $50 million; 0.125% of such assets between $50 million and $100 million; 0.10% of such assets between $100 million and $250 million; 0.075% of such assets between $250 million and $500 million; and 0.05% of such assets in excess of $500 million, subject to a minimum monthly fee of $2,000.

ACCOUNTING SERVICES AGREEMENT
Under the terms of an Accounting Services Agreement, Ultimus calculates the daily net asset value per share and maintains the financial books and records of the Fund. For these services, Ultimus receives a fee, based on current asset levels, of $2,500 per month from the Fund. In addition, the Fund pays all costs of external pricing services.

TRANSFER AGENT AND SHAREHOLDER SERVICES AGREEMENT
Under the terms of a Transfer Agent and Shareholder Services Agreement, Ultimus maintains the records of each shareholder’s account, answers shareholders’ inquiries concerning their accounts, processes purchases and redemptions of the Fund’s shares, acts as dividend and distribution disbursing agent and performs other shareholder service functions. For these services, Ultimus receives a monthly fee at an annual rate of $20 per shareholder account from the Fund, subject to a $1,500 minimum monthly fee. In addition, the Fund reimburses Ultimus for out-of-pocket expenses including, but not limited to, postage and supplies.

DISTRIBUTION PLAN
The Fund has adopted a Plan of Distribution Pursuant to Rule 12b-1 (the “Plan”) under which the Fund may reimburse expenses related to the distribution and promotion of Fund shares. The annual limitation for payment of such expenses under the Plan is 0.25% of the Fund’s average daily net assets. The Fund paid distribution related expenses of $5,726 under the Plan during the six months ended March 31, 2010.

DISTRIBUTION AGREEMENT
The Fund has entered into a Distribution Agreement with the Distributor, pursuant to which the Distributor provides distribution services and serves as principal underwriter for the Fund. The Distributor is a wholly owned subsidiary of Ultimus. The Distributor receives $6,000 annually for its services through the Fund’s 12b-1 Plan.

THE PROFIT FUND
NOTES TO FINANCIAL STATEMENTS (Continued)

5. Subsequent Events

The Fund is required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed as of the date of the Statement of Assets and Liabilities. For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Fund is required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made. Management has evaluated subsequent events through the issuance of these financial statements and has noted no such events.

6. New Accounting Pronouncement

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements.” ASU No. 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 31, 2009 and others for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on the Fund’s financial statement disclosures.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited)

We believe it is important for you to understand the impact of costs on your investment. As a shareholder of the Fund, you incur ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses. The following examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

A mutual fund’s ongoing costs are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The examples in the table below are based on an investment of $1,000 made at the beginning of the most recent semi-annual period (October 1, 2009) and held until the end of the period (March 31, 2010).

The table below illustrates the Fund’s ongoing costs in two ways:

Actual fund return – This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the Fund’s actual return, and the third column shows the dollar amount of operating expenses that would have been paid by an investor who started with $1,000 in the Fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for the Fund under the heading “Expenses Paid During Period.”

Hypothetical 5% return – This section is intended to help you compare the Fund’s ongoing costs with those of other mutual funds. It assumes that the Fund had an annual return of 5% before expenses during the period shown, but that the expense ratio is unchanged. In this case, because the return used is not the Fund’s actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% return. You can assess the Fund’s ongoing costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that expenses shown in the table are meant to highlight and help you compare ongoing costs only. These ongoing costs, which are deducted from the Fund’s gross income, directly reduce the investment return of the Fund. The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

THE PROFIT FUND
ABOUT YOUR FUND’S EXPENSES (Unaudited) (Continued)

More information about the Fund’s expenses, including historical annual expense ratios, can be found in this report. For additional information on operating expenses and other shareholder costs, please refer to the Fund’s prospectus.

	Beginning Account Value October 1, 2009	Ending Account Value March 31, 2010	Expenses Paid During Period*
Based on Actual Fund Return	$1,000.00	$1,120.60	$9.25
Based on Hypothetical 5% Return (before expenses)	$1,000.00	$1,016.21	$8.80

*	Expenses are equal to the Fund’s annualized expense ratio of 1.75% for the period, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

OTHER INFORMATION (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities is available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge upon request by calling toll-free 1-888-744-2337, or on the SEC’s website at http://www.sec.gov.

The Fund files its complete listing of portfolio holdings with the SEC as of the first and third quarters of each fiscal year on Form N-Q. The filings are available free of charge, upon request, by calling 1-888-744-2337. Furthermore, you may obtain a copy of these filings on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT (Unaudited)

The Board of Trustees, including the Independent Trustees voting separately, have reviewed and approved the Fund’s Management Agreement with the Adviser. Approval took place at an in-person meeting, held on November 20, 2009 at which all Trustees were present.

In the course of their consideration of the Agreement, the Independent Trustees met in executive session and were advised by their independent legal counsel. The Independent Trustees received and reviewed a substantial amount of information provided by the Adviser in response to requests of the Trustees and counsel.

In considering the Management Agreement and reaching their conclusions, the Trustees reviewed and analyzed various factors that they determined were relevant, including the factors described as follows.

(i)
The nature, extent, and quality of the services provided by the Adviser. In this regard, the Independent Trustees reviewed the services being provided by the Adviser to the Fund. They discussed the responsibilities of the Adviser under the Management Agreement and the Adviser’s compensation under the Agreement. The Independent Trustees also reviewed the background and experience of the Adviser’s key investment and operating personnel. After reviewing the foregoing information, the Independent Trustees concluded that the quality, extent and nature of the services provided to the Fund by the Adviser were satisfactory.

(ii)
The investment performance of the Fund and the Adviser. In this regard, the Independent Trustees compared the performance of the Fund with the performance of the S&P 500 Index, the Dow Jones Industrial Average and averages of comparably managed mutual funds over various periods ended September 30, 2009. The Independent Trustees were also provided with comparative performance numbers of the universe of funds that have assets of less than $50 million, less than $100 million, and all funds that are categorized by Morningstar as “Large Growth” funds. The Independent Trustees considered the consistency of the Adviser’s management of the Fund with the Fund’s investment objective and policies. The Independent Trustees noted that the Fund’s performance over the 1 year, 5 years and 10 years ended September 30, 2009 exceeded the average and median performance for Large Growth funds, as reported by Morningstar, as well as the returns of the S&P 500 Index, the Fund’s benchmark index. The Independent Trustees concluded that the investment performance of the Fund has been satisfactory.

(iii)
The costs of the services provided and profits realized by the Adviser from its relationship with the Fund. In this regard, the Independent Trustees considered the Adviser’s staffing, personnel and methods of operating; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the asset levels of the Fund; and the overall expenses of

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT (Unaudited) (Continued)

the Fund. The Independent Trustees reviewed the rate of the management fee paid under the Management Agreement and compared it to the average management fee ratios of similarly managed mutual funds, as reported by Morningstar. They also compared the total operating expense ratio of the Fund with average expense ratios of representative funds. The Independent Trustees considered the Adviser’s management fee of 0.75% and the Adviser’s decision to continue for an additional year its contractual commitment to limit the Fund’s annual ordinary operating expense to 1.75% of the Fund’s average daily net assets. They noted that, based on the comparative information provided, the management fee of 0.75% is comparable to the average and median management fees paid by other Large Growth funds with net assets of $50 million or less. The Independent Trustees further noted that the Fund’s overall expense ratio (after fee waivers and expense reimbursements) of 1.75% was somewhat higher than the average and median expense ratios for its peer group of Large Growth funds. The Independent Trustees took into account that the Adviser waived all of its management fees and reimbursed a significant amount of other Fund operating expenses during the fiscal year ended September 30, 2009. It was noted by the Independent Trustees that the Adviser has yet to recognize a profit with respect to its services to the Fund and, in fact, has incurred significant losses over the life of the Fund. The Independent Trustees reviewed the balance sheet of the Adviser as of September 30, 2009 and determined that the Adviser has the financial resources necessary to manage the Fund. The Independent Trustees also considered the “fallout benefits” to the Adviser, including the research services received by the Adviser as a result of the placement of the Fund’s brokerage. Following further consideration of the foregoing and the Adviser’s commitment to maintain the overall expense ratio of the Fund at 1.75% until at least February 1, 2011, the Independent Trustees concluded that the Fund’s investment management fees are reasonable.

(iv)
The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Independent Trustees considered that over the life of the Fund the Adviser has received little or no management fees because it was subsidizing the Fund to reduce its operating expenses, and has committed to continue to cap expenses of the Fund. The Independent Trustees discussed that, at current asset levels, it would not be relevant to consider the extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. Following further discussion, the Independent Trustees determined that it is not necessary or appropriate to introduce fee breakpoints at the present time.

THE PROFIT FUND
APPROVAL OF MANAGEMENT AGREEMENT (Unaudited) (Continued)

Conclusion

The Independent Trustees reported that, based on the long-term performance of the Fund, they believe that the Adviser has provided quality advisory services to the Fund. The Independent Trustees further reported that they believe the Fund’s management fee (0.75% per annum) and expense ratio after fee waivers and expense reimbursements (1.75% per annum) to be fair and reasonable given the quality of services provided by the Adviser, the relatively small size of the Fund, and the absence to date of any profits accruing to the Adviser from the Management Agreement.

After full consideration of the above factors as well as other factors, the Trustees, including all the Independent Trustees, concluded that approval of the Management Agreement was in the best interests of the Fund and its shareholders.

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PROFIT FUNDS INVESTMENT TRUST
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910

Board of Trustees
Eugene A. Profit
Kim Michele Keenan
Robert M. Milanicz

Investment  Adviser
PROFIT INVESTMENT MANAGEMENT, LLC
8401 Colesville Road, Suite 320
Silver Spring, Maryland 20910
(301) 650-0059

Administrator/Transfer Agent
ULTIMUS FUND SOLUTIONS, LLC
P.O. Box 46707
Cincinnati, Ohio 45246-0707

Shareholder Service
Nationwide: (Toll-Free) 888-744-2337

This report is for the information of the shareholders of The Profit Fund. It may not be distributed to prospective investors unless it is preceded or accompanied by a current Fund prospectus.

Item 2.	Code of Ethics.

Not required

Item 3.	Audit Committee Financial Expert.

Not required

Item 4.	Principal Accountant Fees and Services.

Not required

Item 5.	Audit Committee of Listed Registrants.

Not applicable

Item 6.	Schedule of Investments.

(a)	Not applicable [schedule filed with Item 1]

(b)	Not applicable

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 10.	Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)  Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the registrant’s principal executive officer and principal financial officer have concluded that such disclosure controls and procedures are reasonably designed and are operating effectively to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to them by others within those entities, particularly during the period in which this report is being prepared, and that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported on a timely basis.

(b)  There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:  Not required

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)): Attached hereto

(a)(3)  Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons:  Not applicable

(b)  Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)):  Attached hereto

Exhibit 99.CERT	Certifications required by Rule 30a-2(a) under the Act

Exhibit 99.906CERT	Certifications required by Rule 30a-2(b) under the Act

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)   Profit Funds Investment Trust

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President
Date	June 1, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*		/s/ Eugene A. Profit
Eugene A. Profit, President
Date	June 1, 2010

By (Signature and Title)*		/s/ Mark J. Seger
Mark J. Seger, Treasurer
Date	June 1, 2010

* Print the name and title of each signing officer under his or her signature.